UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC  20549


                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15 (d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  June 9, 1994


                     TRIARC COMPANIES, INC.
              -------------------------------------
     (Exact name of registrant as specified in its charter)


         OHIO                   1-2207             38-0471180
    --------------           -----------        ------------------
   (State or other           (Commission        (I.R.S. Employer
    jurisdiction of           File No.)         Identification No.)
    incorporation of
    organization)


               900 Third Avenue
               New York, New York                    10022
     -------------------------------------        -------------
     (Address of principal executive office)        (Zip code)


Registrant's telephone number, including area code:  (407) 653-4000


              777 South Flagler Drive, Suite 1000E
                    West Palm Beach, FL 33401
         -----------------------------------------------
               (Former name or former address, if
                   changed since last report)











                             Page 1
Item 4.   Changes in Registrant's Certifying Accountant.

     On June 9, 1994, Triarc Companies, Inc. (the "Company") dismissed its independent accountant, Arthur Andersen & Co. (the "Former Accountant") and engaged Deloitte & Touche (the "New Accountant"). The decisions to dismiss the Former Accountant and engage the New Accountant were recommended by the Audit Committee of the Company's Board of Directors and approved by the Board of Directors.

     During each of the two fiscal years in the period ended April 30, 1993 and in the eight month transition period ended December 31, 1993, (i) there were no "reportable events" as such term is described in Item 304(a)(1)(v) of Regulation S-K and (ii) the Former Accountant's reports on the consolidated financial statements of the Company did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except for the fiscal year ended April 30, 1992 where the Former Accountant's report contained a going concern uncertainty fourth paragraph (subsequently removed when the report for the fiscal year ended April 30, 1993 was issued). In addition, as of the date of filing this Report on Form 8-K, management of the Company knows of no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the Former Accountant, would have caused the Former Accountant to make a reference to the subject matter of the disagreement(s) in connection with its report.

     The letter from the Former Accountant requested by the Company to be addressed to the Securities and Exchange Commission in accordance with Item 304(a)(3) of Regulation S-K regarding the agreement of the Former Accountant with the foregoing accompanies this Report on Form 8-K as Exhibit 16.

Item 7.   Financial Statements and Exhibits.

(16) Letter regarding change in certifying accountant received from Arthur Andersen & Co.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRIARC COMPANIES, INC.


Date:  June 15, 1994          By: Joseph A. Levato
                                  Joseph A. Levato
                                  Executive Vice President and
                                  Chief Financial Officer

                             Page 2
                          Exhibit Index


Exhibit
No.            Description                             Page No.
- - --------       ------------                            --------

16             Letter regarding change in                 4
               certifying accountant received
               from Arthur Andersen & Co.











































                             Page 3
                                                       Exhibit 16
              [Letterhead of Arthur Andersen & Co.]











June 14, 1994



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Gentlemen:

We have read Item 4 included in the attached Form 8-K dated June 9, 1994 of Triarc Companies, Inc. (Commission File Number 1-2207) to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

ARTHUR ANDERSEN & CO.



Copy to:
Joseph A. Levato
Executive Vice President
  and Chief Financial Officer
Triarc Companies, Inc.
900 Third Avenue
31st Floor
New York, NY  10022











                             Page 4